SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
(Amendment No.______)

Filed by the Registrant [ X ]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[   ] Preliminary Proxy Statement

[   ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

[   ] Definitive Proxy Statement

[ X ] Definitive Additional Materials

[   ] Soliciting Material under Rule 14a-12

Federated Hermes MDT Series

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]	No fee required.

[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

1.	Title of each class of securities to which transaction applies:
2.	Aggregate number of securities to which transaction applies:
3.	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
4.	Proposed maximum aggregate value of transaction:
5.	Total fee paid:

[ ] Fee paid previously with preliminary proxy materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1)	Amount Previously Paid:

_______________________________________________________________

2)	Form, Schedule or Registration Statement No.:

_______________________________________________________________

3)	Filing Party:

_______________________________________________________________

4)	Date Filed:

_______________________________________________________________

SPECIMEN

Your Vote Counts!

Hancock Horizon

Funds

2021 Special Meeting

Vote by September 9, 2021

Vote Now! [proxyvote.com]

According to our latest records, we have not received your voting instructions!

Important proxy voting material is ready for your action.

As an investor in this security, you have the right to vote on important issues.
Make your voice heard now!

Control Number: 0123456789012345
Account Number: 3456789012345678901
Meeting Date: September 10, 2021

Ways to Vote Go to ProxyVote.com [proxyvote.com] Call 1-800-454-8683 At the Meeting [proxyvote.com]

Important Materials : Proxy Statement   Summary Prospectus   Reminder Notice [materials.proxyvote.com]

For holders as of June 14, 2021
CUSIP: 41012R829

☑	Why Should I Vote? Make your voice heard on critical issues like board elections and executive compensation. The outcome of the vote can affect the value of your shares.

(c) 1997-2021 Broadridge Financial Solutions Inc.

P.O. Box 1310, Brentwood, NY 11717

ProxyVote and Broadridge are trademarks of Broadridge Financial Solutions Inc. CUSIP is a registered trademark of the American Bankers Association. All other registered marks belong to their respective owners.

Email Settings [proxyvote.com] | Terms and Conditions [broadridge.com] | Privacy Statement [broadridge.com]